UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐              Preliminary Proxy Statement

☐              Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐              Definitive Proxy Statement

☒ Definitive Additional Materials

☐              Soliciting Material under §240.14a-12

NEXTNAV INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

NEXTNAV INC.

2026 Annual Meeting
Vote by May 20, 2026
11:59 PM ET

V85981-P47730

You invested in NEXTNAV INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 21, 2026.**

Get informed before you vote

View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

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Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 21, 2026
12:00 PM (ET)

Virtually at:
www.virtualshareholdermeeting.com/NN2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

NEXTNAV INC.

2026 Annual Meeting
Vote by May 20, 2026
11:59 PM ET

Voting Items	Board Recommends
1. To elect ten (10) director nominees named in the accompanying Proxy Statement to our Board of Directors (our "Board"), each to serve until our 2027 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified ("Proposal 1"). **Nominees:** 01) Mariam Sorond 02) Bandel L. Carano 03) Lisa Hook 04) H. Wyman Howard III 05) Alan B. Howe 06) Jonathan A. Marcus 07) John B. Muleta 08) Nicola Palmer 09) Lorin Selby 10) Neil S. Subin	For
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 ("Proposal 2").	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.